UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2014

FIRST DATA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-11073	47-0731996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 GLENRIDGE CONNECTOR, N.E., SUITE 2000, ATLANTA, GEORGIA	30342
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (404) 890-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2014, the Board of Directors of First Data Corporation (“FDC”) appointed Michael K. Neborak as Executive Vice President and Director of Finance of FDC, overseeing the company’s financial reporting, corporate treasury and accounting functions. Prior to joining FDC, Mr. Neborak, age 57, was Group Chief Financial Officer of Willis Group Holdings Public Limited Company from July 2010 to June 2014.  Mr. Neborak also served as Chief Financial Officer of MSCI Inc. from 2006 to 2010. Earlier in his career, from 1982 to 2006, Neborak served in roles of increasing responsibility within business units of Citigroup and its predecessor companies. He began his career with Arthur Andersen & Co.

Mr. Neborak will replace Ray Winborne as the principal financial officer of FDC effective the day after FDC files its Quarterly Report on Form 10-Q for the period ended June 30, 2014.  Mr. Winborne’s departure from FDC was previously disclosed.

Mr. Neborak will receive an annual base salary of $600,000 and be eligible to receive discretionary annual incentive payments under the Senior Executive Incentive Plan in such amount as determined in the sole discretion of FDC’s Governance Compensation and Nominations Committee of the Board of Directors, based upon its assessment of his performance. FDC’s Senior Executive Incentive Plan, as amended and restated, was filed as Exhibit 10.21 of FDC’s Annual Report on Form 10-K filed on March 10, 2014, and is incorporated herein by reference.

Mr. Neborak will be eligible for benefits under FDC’s Severance/Change in Control Policy. The policy provides for payment of (i) prior to completing 2 years of service cash payments equal to base pay for one year, upon completing 2 to 5 years of service cash payments equal to base pay plus target bonus multiplied by 1.5, and after completing 5 years of service cash payments equal to base pay plus target bonus multiplied by 2, (ii) a cash payment equal to Mr. Neborak’s prorated bonus target for the year of termination, (iii) a cash payment equal to the financial planning benefits to which he would have been entitled to during the severance period, (iv) continuation of medical, dental and vision benefits coverage for the severance period, with a portion of the costs of the benefits paid by Mr. Neborak, and (v) a “Gross Up Payment” if it is determined that any Internal Revenue Code Section 280G parachute payments provided by the FDC to or, on behalf of, an eligible executive would be subject to the excise tax imposed by Internal Revenue Code Section 4999. The Gross-Up Payment is an amount so that after payment of all taxes, Mr. Neborak retains an amount equal to the Excise Tax imposed by Internal Revenue Code Section 4999.  The FDC Severance/Change in Control Policy was filed as Exhibit 10.32 of FDC’s Annual Report on Form 10-K filed on March 19, 2013, and is incorporated herein by reference.

Mr. Neborak will receive executive perquisites, fringe and other benefits consistent with what is provided to other executive officers of FDC and be eligible to participate in FDC’s 401(k), medical, dental, short and long-term disability, and life insurance plans.

Mr. Neborak has the opportunity to purchase up to 500,000 shares of common stock of First Data Holdings Inc. (“Holdings”), the parent company of FDC, at $4.00 per share under the 2007 Stock Incentive Plan for Key Employees of First Data Corporation as amended (the

“Plan”).  The 2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates, as amended, was filed as Exhibit 10.31 of FDC’s Annual Report on Form 10-K filed on March 19, 2013 and is incorporated herein by reference.  For each share purchased, he will receive an option to purchase 1.5 shares of Holdings common stock. He also was granted an option to purchase 500,000 shares of Holdings common stock.  All of the options have a ten-year term and an exercise price of $4.00 per share.  The options have time-based vesting, whereby 20% of the options vest on each of the first five anniversaries of the grant date, subject to Mr. Neborak’s continued employment.  The options are subject to acceleration and such other terms and conditions as are contained in the Form of Stock Option Agreement filed as Exhibit 10.3 of FDC’s Current Report on Form 8-K filed on May 25, 2010, which is incorporated herein by reference.

In connection with the purchase of stock and grant of options, Mr. Neborak will enter into a Management Stockholder’s Agreement and a Sale Participation Agreement, in substantially the same form as the Form of Management Stockholder’s Agreement included as Exhibit 10.4 to the Current Report on Form 8-K filed by FDC on May 25, 2010, and the Form of Sale Participation Agreement, which was included as Exhibit 10.8 of FDC’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2007, both of which are incorporated herein by reference. The Management Stockholder’s Agreement provides that, among other matters, the foregoing options and stock, including stock underlying the options, are subject to call rights by Holdings if Mr. Neborak is no longer employed by FDC. The Sale Participation Agreement provides that Mr. Neborak has the right to participate in the sale of shares of Holdings stock by certain entities and requires him to participate in a sale of shares if elected by Holdings under the terms and conditions described therein.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                                  The following is a list of the Exhibits filed with this report.

Exhibit
Number	Description of Exhibit

10.1

FDC’s Senior Executive Incentive Plan, as amended and restated effective January 1, 2011 (incorporated by reference to Exhibit 10.21 of FDC’s Annual Report on Form 10-K filed on March 10, 2014, Commission File No. 1-11073).

10.2	First Data Corporation Severance/Change in Control Policy (incorporated by reference to Exhibit 10.32 of FDC’s Annual Report on Form 10-K filed on March 19, 2013, Commission File No. 1-11073).

10.3

2007 Stock Incentive Plan for Key Employees of First Data Corporation and its Affiliates, as amended (incorporated by reference to Exhibit 10.31 of FDC’s Annual Report on Form 10-K filed on March 19, 2013, Commission File No. 1-11073).

10.4	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.3 of FDC’s Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.5

Form of Management Stockholder’s Agreement for Executive Committee Members (incorporated by reference to Exhibit 10.4 of FDC’s Current Report on Form 8-K filed on May 25, 2010, Commission File No. 1-11073).

10.6	Form of Sale Participation Agreement (incorporated by reference to Exhibit 10.8 of FDC’s Quarterly Report on Form 10-Q filed on November 14, 2007, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DATA CORPORATION

	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary

Date: July 15, 2014